Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559


                      FIRST TRUST EXCHANGE-TRADED FUND IV

                      FIRST TRUST TACTICAL HIGH YIELD ETF
            (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                  (the "Fund")

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MARCH 3, 2014
                       AS SUPPLEMENTED ON APRIL 24, 2014


                               DATED MAY 12, 2014

      Effective on or about July 11, 2014, notwithstanding anything to the contrary in the prospectus, the Fund may, under normal market conditions, invest up to 40% of its net assets (plus the amount of any borrowing for investment purposes) in bank loans; however the Fund will invest no more than 15% of its net assets (plus the amount of any borrowing for investment purposes) in junior loans, and all other bank loans in which the Fund invests will be first lien senior secured floating rate bank loans.

      Also effective on or about July 11, 2014, notwithstanding anything to the contrary in the prospectus, the Fund may, under normal market conditions, invest up to 30% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. exchange-traded options on futures contracts and U.S. exchange-traded futures contracts.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE